UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	4/30

Date of reporting period:	10/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

OCTOBER 31, 2007

Semiannual Report
to Shareholders

DWS Disciplined Long/Short
Value Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Management can take short positions in stocks, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales-in effect, leveraging the fund's portfolio-could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the prospectus for details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2007

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2007 are 3.56%, 4.31% and 3.40% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings for Class A, C and Institutional shares for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/07
DWS Disciplined Long/Short Value Fund	6-Month‡	Life of Fund*
Class A	.19%	5.78%
Class C	-.19%	5.10%
Institutional Class	.38%	6.02%
Russell 1000® Value Index+	.95%	8.36%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value Information
	Class A	Class C	Institutional Class
Net Asset Value: 10/31/07	$ 10.57	$ 10.50	$ 10.59
4/30/07	$ 10.55	$ 10.52	$ 10.55

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com (Class S) for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2007 is 3.34% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 10/31/07
DWS Disciplined Long/Short Value Fund	6-Month‡	Life of Fund*
Class S	.38%	6.01%
Russell 1000 Value Index+	.95%	8.36%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value Information
Class S
Net Asset Value: 10/31/07	$ 10.59
4/30/07	$ 10.55

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2007 to October 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2007
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,001.90	$ 998.10	$ 1,003.80	$ 1,003.80
Expenses Paid per $1,000*	$ 14.90	$ 18.48	$ 13.90	$ 13.90
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,010.26	$ 1,006.64	$ 1,011.26	$ 1,011.26
Expenses Paid per $1,000*	$ 14.96	$ 18.56	$ 13.95	$ 13.95
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Disciplined Long/Short Value Fund+	2.96%	3.68%	2.76%	2.76%
+ Includes interest expense and dividend expense on securities sold short of 1.46% for each class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses recent market events as well as the performance and positioning of the fund during the semiannual period ended October 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the US stock market perform during the period under review?

A: Despite a significant increase in market volatility throughout July and August, US equities delivered a modestly positive performance during the past six months. The reporting period began on a positive note, with stocks producing steady gains from the beginning of May through the early part of July. During this time, a backdrop of robust global growth and better-than-expected corporate profits provided a positive underpinning for stock prices. In addition, heavy buying activity by private equity firms — which purchase the stock of public companies at a premium in order to take them private — boosted the shares of both companies that were purchased as well as those viewed as being potential acquisition targets.

This favorable investment environment took a turn for the worse in mid-July, when the continued deterioration in housing prices and rising defaults among subprime mortgage holders caused the credit markets to freeze up. Investors rapidly grew more risk-averse, leading to a sell-off across virtually all asset classes. Stock prices were hit hard, and the resulting market dislocations led to an unusual outcome: higher-quality, more reasonably-valued stocks generally underperformed, while lower-quality, higher-valued stocks outperformed and in some cases actually gained ground.

As has been the case throughout the multi-year bull market, however, stocks quickly rebounded from their sell-off. The US Federal Reserve Board (the Fed) acted aggressively to quell investors' fears, first by injecting liquidity into the financial system and later by cutting both its discount rate — or the rate at which banks can borrow from the Fed — and its benchmark federal funds rate. As investors' risk appetites returned, stocks regained ground and overall market conditions normalized. When the dust settled at the end of the period, the net result of this shifting environment was a small gain for the overall market.

Q: How did the fund perform?

A: DWS Disciplined Long/Short Value Fund's Class A shares produced a total return of 0.19% during the semiannual period ended October 31, 2007. The fund's benchmark, the Russell 1000® Value Index, returned 0.95% during the same interval.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 5 for the performance of other share classes and more complete performance information.)

1 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The primary reason for the fund's underperformance was the highly unusual investment environment that characterized the middle part of the reporting period. During the July-August correction, the outperformance of lower-quality stocks meant that even as the value of the fund's long positions fell, its short positions did not decline as much as the overall market.2 While the fund rebounded in the second half of the period once market conditions normalized, the recovery was not enough to make up for the shortfall that had occurred previously.

2 The value of a short position rises when the underlying stock falls.

How is the fund managed?

"The fund is designed to outperform the Russell 1000 Value Index and at the same time achieve a similar risk profile as the index, or in other words, to generate a better return for the same level of risk. We seek to achieve this goal by taking overweight long positions in 100 to 130 stocks that our proprietary model rates most highly. These overweights can rise up to 1% above the index weight.[3] At the same time, we take short positions in 20 to 30 of the lowest-rated companies. The result is a portfolio that is 120% long and 20% short. This approach provides a net market exposure of 100% while also allowing for outperformance from the individual stock selections — both long and short — made by our disciplined investment process. We strive to achieve industry exposure as close to the index as possible, so that individual stock selection will be the key driver of performance. The portfolio is periodically rebalanced to reflect changes in the ratings produced by our proprietary quantitative model.

"This model ranks every stock within the Russell 1000 Value Index using nine factors that fit into three broad categories: valuation factors, growth factors, and market sentiment factors. The first group looks at earnings quality as well as forward price-to-earnings and price-to-cash flow ratios. In the growth category, the factors assessed include earnings revision momentum (to ensure that estimates are not falling), cash flow growth, cash flow return on invested capital (a measure of management effectiveness), and a proprietary analysis designed to predict the likelihood of earnings surprises. Rounding out the approach is an analysis of market sentiment, based on each stock's price momentum and the percentage of shares that are already sold short."

Portfolio Manager Robert Wang

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: How did the fund's factor analysis affect performance?

A: The factors that measure growth characteristics and market sentiment proved effective. However — consistent with the unusual environment — the fund's valuation factors were the main source of underperformance.

What is a short sale?

A "short sale" is an investment whose value rises if the price of a security declines. It involves borrowing a security and selling it at a certain price, then buying it back later — ideally at a lower price. As an example, an investor borrows 10 shares of a stock, sells it at its current price of $100 and in the process collects proceeds of $1,000. If the stock declines to $80 per share, the investor can repurchase the stock for $800, return the borrowed shares and pocket the $200 difference. Naturally, this strategy will lead to a loss if the value of the stock increases after it has been sold short.

Q: What individual holdings helped performance?

A: Given that the fund is constructed using an industry-neutral approach, its performance is almost entirely the result of individual stock selection. It should be noted that our strategy is very active in nature, so many of the holdings we discuss here will not appear in the portfolio summary in the report. In these cases, the trades were closed out prior to the end of the reporting period.

4 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

We divide the Russell 1000® Index into 24 industry groups.4 Of these, our stock selection was most effective in technology hardware/equipment. While there were a number of positive contributors in this sector, the largest gainer was a long/overweight position in NVIDIA Corp.* The company makes computer chips used to generate graphics in game consoles, PDAs and cellular handsets, allowing it to benefit from the strong sales growth in all of these areas. NVIDIA was the largest positive contributor in the fund for the six-month period.

* As of October 31, 2007, the position was sold.

Our second-strongest sector was diversified financials, where long/overweights in Goldman Sachs Group, Inc. and Ameriprise Financial, Inc., along with a non-holding in Countrywide Financial Corp., all made positive contributions to the fund's return. We were also effectively positioned in the banking sector due to an underweight in this poor-performing group. Outperformance was generated through our non-holdings in a number of banking stocks that suffered losses in the 20-30% range, including the index components Washington Mutual, Inc., Regions Financial Corp. and Fifth Third Bancorp among many others. Health care equipment/services, materials and telecommunications services were also sectors in which our stock selection was strong.

Q: What holdings hurt performance?

A: The fund's worst performance occurred in the energy sector. Although we were invested in a number of the sector's winners, we were hurt by a combination of underweights or non-holdings in a number of outperforming stocks — most notably Conoco Phillips — as well as overweights in select companies, such as Unit Corp., that failed to keep pace with the index. At a time of strong performance for energy stocks, the fund's short positions in the sector also detracted from returns. A short position in Oceaneering International, Inc. was the largest individual detractor within energy.

The transportation industry was also a source of difficulty for the fund, due largely to three holdings: long/overweights in US Airways Group, Inc.* and the trucking company YRC Worldwide Inc.*, both of which were hurt by investor concerns about rising fuel costs and the potential for slower economic growth, and a long/overweight in Overseas Shipholding Group, Inc.*, which declined sharply off its mid-July high. Consumer durables/apparel, commercial services/supplies and pharmaceuticals/biotechnology were also notable sources of underperformance for the fund.

* As of October 31, 2007, the positions were sold.

Q: Do you have any closing thoughts for shareholders?

A: Coming on the heels of a multi-year bull market in global equities, the volatility of the past six months may have proven surprising to many investors. Still, the downturn served as a reminder that the stock market is not always a one-way "bet." As a result, we believe there is a great deal of potential value in an approach that can go short as well as long. Although the fund underperformed in the short-term, it is reasonable to believe that under normal circumstances higher-quality stocks will typically outperform while their lower-quality counterparts will lag. Believing this will remain the case over the long-term, we intend to maintain the fund's unique strategy.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	10/31/07	4/30/07

Financials	25%	26%
Energy	20%	16%
Industrials	10%	8%
Consumer Discretionary	10%	11%
Health Care	8%	10%
Information Technology	7%	7%
Telecommunications Services	6%	5%
Consumer Staples	5%	7%
Materials	5%	5%
Utilities	4%	5%
	100%	100%
Ten Largest Long Equity Holdings at October 31, 2007 (29.2% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	4.0%
2. Citigroup, Inc. Provider of diversified financial services	3.6%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	3.5%
4. General Electric Co. Manufactures, distributes and markets electrical products	3.5%
5. ConocoPhillips Producer of petroleum and other natural gases	2.8%
6. Verizon Communications, Inc. Provider of advanced communication and information technology services	2.7%
7. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	2.6%
8. Wells Fargo & Co. Provider of various financial services	2.4%
9. Wachovia Corp. Provider of financial services	2.1%
10. The Goldman Sachs Group, Inc. Provider of global investment banking services	2.0%

Sector diversification and portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	10/31/07	4/30/07

Energy	31%	16%
Industrials	19%	9%
Information Technology	18%	29%
Consumer Discretionary	12%	17%
Materials	10%	10%
Health Care	5%	14%
Telecommunication Services	5%	—
Consumer Staples	—	5%
	100%	100%
Ten Largest Securities Sold Short Equity Holdings at October 31, 2007 (10.3% of Net Assets)
1. BE Aerospace, Inc. Manufactures interior products for aircraft cabins	1.1%
2. Massey Energy Co. Producer that processes and sells bituminous coal	1.1%
3. Monster Worldwide, Inc. Provider of marketing services	1.1%
4. Abraxis Bioscience, Inc. Develops, manufactures and markets injectable pharmaceutical products	1.0%
5. Dillards, Inc. Operator of department store chain	1.0%
6. Pioneer Natural Resources Co. Explores and produces oil and gas	1.0%
7. Peabody Energy Corp. Provider of coal	1.0%
8. UTI Worldwide, Inc. Provides transportation services	1.0%
9. Eagle Materials, Inc. Manufacturer of building products	1.0%
10. Jabil Circuit, Inc. Designer and manufacturer of circuit board assemblies for original equipment manufacturers	1.0%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2007 (Unaudited)

	Shares	Value ($)

Long Positions 118.3%
Common Stocks 116.8%
Consumer Discretionary 11.4%
Auto Components 0.6%
Autoliv, Inc. (a)	1,400	88,452
Hotels Restaurants & Leisure 1.8%
McDonald's Corp. (a)	4,700	280,590
Household Durables 1.9%
Garmin Ltd. (a)	1,500	161,100
NVR, Inc.* (a)	300	142,725
		303,825
Media 2.2%
Comcast Corp. "A"* (a)	8,800	185,240
The DIRECTV Group, Inc.* (a)	6,600	174,768
		360,008
Multiline Retail 2.7%
Big Lots, Inc.*(a)	5,800	139,084
Dollar Tree Stores, Inc.* (a)	4,200	160,860
Family Dollar Stores, Inc. (a)	5,300	134,355
		434,299
Specialty Retail 1.1%
RadioShack Corp. (a)	1,000	20,620
The Sherwin-Williams Co. (a)	2,400	153,408
		174,028
Textiles, Apparel & Luxury Goods 1.1%
Coach, Inc.*	1,500	54,840
Polo Ralph Lauren Corp.(a)	1,800	123,840
		178,680
Consumer Staples 5.9%
Beverages 1.2%
Anheuser-Busch Companies, Inc. (a)	3,600	184,608
Coca-Cola Enterprises, Inc. (a)	300	7,743
		192,351
Food & Staples Retailing 1.0%
BJ's Wholesale Club, Inc.* (a)	4,400	157,872
Food Products 0.1%
General Mills, Inc.	200	11,546
Household Products 1.7%
Kimberly-Clark Corp. (a)	2,700	191,403
Procter & Gamble Co. (a)	1,100	76,472
		267,875
Personal Products 1.0%
Herbalife Ltd. (a)	3,600	158,724
Tobacco 0.9%
Altria Group, Inc. (a)	2,100	153,153
Energy 23.2%
Energy Equipment & Services 3.9%
Global Industries Ltd.* (a)	5,900	145,258
Superior Energy Services, Inc.* (a)	4,600	170,568
Tidewater, Inc. (a)	2,700	147,609
Transocean, Inc.* (a)	1,400	167,118
		630,553
Oil, Gas & Consumable Fuels 19.3%
Chevron Corp. (a)	6,100	558,211
ConocoPhillips (a)	5,200	441,792
Devon Energy Corp. (a)	2,800	261,520
ExxonMobil Corp. (a)	7,000	643,930
Frontier Oil Corp. (a)	4,100	187,739
Hess Corp. (a)	3,000	214,830
Marathon Oil Corp. (a)	4,100	242,433
Murphy Oil Corp. (a)	2,500	184,075
Tesoro Corp. (a)	3,200	193,696
Western Refining, Inc. (a)	4,400	161,392
		3,089,618
Financials 28.8%
Capital Markets 6.3%
Ameriprise Financial, Inc. (a)	3,000	188,940
E*TRADE Financial Corp.*	6,200	69,068
Merrill Lynch & Co., Inc.	2,300	151,846
Morgan Stanley (a)	4,200	282,492
The Goldman Sachs Group, Inc. (a)	1,300	322,296
		1,014,642
Commercial Banks 7.0%
BB&T Corp.	1,100	40,667
PNC Financial Services Group, Inc. (a)	2,900	209,264
SunTrust Banks, Inc. (a)	1,900	137,940
Wachovia Corp. (a)	7,400	338,402
Wells Fargo & Co. (a)	11,500	391,115
		1,117,388
Diversified Financial Services 6.4%
Bank of America Corp. (a)	5,900	284,852
Citigroup, Inc. (a)	13,800	578,220
JPMorgan Chase & Co.(a)	3,500	164,500
		1,027,572
Insurance 6.7%
ACE Ltd. (a)	3,200	193,952
Allied World Assurance Holdings Ltd. (a)	3,200	153,312
Allstate Corp.	1,200	62,880
American International Group, Inc. (a)	1,500	94,680
Endurance Specialty Holdings Ltd. (a)	3,900	152,919
PartnerRe Ltd. (a)	2,100	174,825
The Travelers Companies, Inc. (a)	1,300	67,873
XL Capital Ltd. "A" (a)	2,400	172,680
		1,073,121
Real Estate Investment Trusts 2.4%
AMB Property Corp. (REIT) (a)	700	45,745
Apartment Investment & Management Co. "A" (REIT) (a)	500	23,365
Boston Properties, Inc. (REIT) (a)	200	21,668
Equity Residential (REIT) (a)	1,100	45,958
Host Hotels & Resorts, Inc. (REIT) (a)	1,900	42,104
iStar Financial, Inc. (REIT) (a)	600	18,306
Kimco Realty Corp. (REIT) (a)	400	16,608
Mack-Cali Realty Corp. (REIT) (a)	500	19,795
ProLogis (REIT) (a)	400	28,696
Public Storage (REIT) (a)	300	24,291
Simon Property Group, Inc. (REIT) (a)	200	20,822
SL Green Realty Corp. (REIT) (a)	100	12,066
Vornado Realty Trust (REIT) (a)	500	55,860
		375,284
Health Care 9.6%
Biotechnology 1.1%
Gilead Sciences, Inc.* (a)	3,800	175,522
Health Care Providers & Services 2.1%
Health Net, Inc.* (a)	3,000	160,830
Humana, Inc.* (a)	2,300	172,385
		333,215
Pharmaceuticals 6.4%
Eli Lilly & Co. (a)	3,700	200,355
Endo Pharmaceuticals Holdings, Inc.* (a)	5,400	158,220
Johnson & Johnson (a)	1,200	78,204
Merck & Co., Inc. (a)	500	29,130
Pfizer, Inc. (a)	17,000	418,370
Sepracor, Inc.* (a)	5,200	143,208
		1,027,487
Industrials 11.4%
Aerospace & Defense 1.3%
Boeing Co. (a)	1,600	157,744
United Technologies Corp.	600	45,954
		203,698
Airlines 0.9%
AMR Corp.*	6,200	148,800
Building Products 1.0%
Lennox International, Inc. (a)	4,600	164,220
Commercial Services & Supplies 0.6%
Allied Waste Industries, Inc.* (a)	7,900	99,856
Construction & Engineering 1.0%
Fluor Corp.(a)	1,000	158,000
Industrial Conglomerates 4.5%
General Electric Co. (a)	13,400	551,544
Teleflex, Inc. (a)	2,200	161,062
		712,606
Machinery 1.9%
AGCO Corp.* (a)	3,100	185,008
Parker Hannifin Corp. (a)	1,500	120,555
		305,563
Road & Rail 0.2%
Ryder System, Inc. (a)	800	38,280
Information Technology 8.2%
Computers & Peripherals 3.0%
Apple, Inc.*	400	75,980
International Business Machines Corp. (a)	1,900	220,628
Seagate Technology (a)	6,800	189,312
		485,920
Electronic Equipment & Instruments 2.1%
Arrow Electronics, Inc.*	4,100	163,918
Avnet, Inc.*	3,900	162,708
		326,626
IT Services 2.1%
Accenture Ltd. "A" (a)	4,000	156,200
Computer Sciences Corp.* (a)	3,000	175,170
		331,370
Semiconductors & Semiconductor Equipment 1.0%
Analog Devices, Inc. (a)	600	20,076
Applied Materials, Inc. (a)	7,500	145,650
		165,726
Materials 5.8%
Chemicals 1.6%
Dow Chemical Co. (a)	5,500	247,720
Containers & Packaging 0.4%
Ball Corp. (a)	1,400	69,412
Metals & Mining 3.8%
AK Steel Holding Corp.* (a)	3,700	185,481
Alcoa, Inc. (a)	5,900	233,581
Freeport-McMoRan Copper & Gold, Inc. (a)	1,600	188,288
		607,350
Telecommunication Services 7.3%
Diversified Telecommunication Services
AT&T, Inc. (a)	7,500	313,425
CenturyTel, Inc. (a)	2,400	105,720
Embarq Corp. (a)	3,100	164,052
Verizon Communications, Inc. (a)	9,400	433,058
Windstream Corp. (a)	11,600	156,020
		1,172,275
Utilities 5.2%
Electric Utilities 2.7%
American Electric Power Co., Inc. (a)	3,900	188,019
Edison International (a)	600	34,890
FirstEnergy Corp. (a)	2,900	202,130
		425,039
Multi-Utilities 2.5%
Consolidated Edison, Inc.	2,400	113,016
PG&E Corp. (a)	3,900	190,827
Sempra Energy (a)	1,700	104,567
		408,410
Total Common Stocks (Cost $18,100,817)		18,696,676

	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.7%
US Treasury Obligations
US Treasury Bill, 3.70%**, 1/17/2008 (b) (Cost $113,924)	115,000	114,062

	Shares	Value ($)

Cash Equivalents 0.8%
Cash Management QP Trust, 5.06% (c) (Cost $130,536)	130,536	130,536
	% of Net Assets	Value ($)

Total Long Positions (Cost $18,345,277)+	118.3	18,941,274
Other Assets and Liabilities, Net	20.2	3,233,142
Notes Payable	(18.9)	(3,028,000)
Securities Sold Short	(19.6)	(3,140,188)
Net Assets	100.0	16,006,228
+ The cost for federal income tax purposes was $18,379,337. At October 31, 2007, net unrealized appreciation for all securities based on tax cost was $561,937. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,353,305 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $791,368.
	Shares	Value ($)

Common Stocks Sold Short 19.6%
Consumer Discretionary 2.4%
Hotels Restaurants & Leisure 0.9%
Las Vegas Sands Corp.*	1,100	146,388
Multiline Retail 1.0%
Dillard's, Inc. "A"	7,100	163,513
Specialty Retail 0.5%
AutoNation, Inc.*	4,300	76,067
Energy 6.1%
Energy Equipment & Services 2.7%
Baker Hughes, Inc.	1,700	147,424
BJ Services Co.	5,800	146,102
TETRA Technologies, Inc.*	7,100	139,799
		433,325
Oil, Gas & Consumable Fuels 3.4%
Massey Energy Co.	5,700	180,576
Peabody Energy Corp.	2,900	161,675
Pioneer Natural Resources Co.	3,200	163,264
Quicksilver Resources, Inc.*	300	17,100
Southwestern Energy Co.*	400	20,692
		543,307
Health Care 1.0%
Pharmaceuticals
Abraxis Bioscience, Inc.*	6,600	163,944
Industrials 3.7%
Aerospace & Defense 1.2%
BE Aerospace, Inc.*	3,700	183,927
Air Freight & Logistics 1.0%
UTI Worldwide, Inc.	6,300	160,713
Commercial Services & Supplies 1.1%
Monster Worldwide, Inc.*	4,400	178,552
Electrical Equipment 0.4%
First Solar, Inc.*	400	63,524
Information Technology 3.6%
Communications Equipment 0.9%
Tellabs, Inc.*	15,900	140,079
Electronic Equipment & Instruments 1.0%
Jabil Circuit, Inc.	7,000	152,110
Semiconductors & Semiconductor Equipment 1.7%
Advanced Micro Devices, Inc.*	10,500	137,340
LSI Corp.*	21,100	139,260
		276,600
Materials 1.9%
Construction Materials 1.0%
Eagle Materials, Inc.	4,000	158,040
Paper & Forest Products 0.9%
Louisiana-Pacific Corp.	9,000	148,140
Telecommunication Services 0.9%
Wireless Telecommunication Services
Crown Castle International Corp.*	3,700	151,959
Total Common Stocks Sold Short (Proceeds $3,020,239)		3,140,188
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) Securities are pledged, in whole or in part, as collateral for short sales.
(b) At October 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
REIT: Real Estate Investment Trust

As of October 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation
S&P Mini 500 Index	12/21/2007	5	389,075	388,725	(350)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $18,214,741)	$ 18,810,738
Investment in Cash Management QP Trust (cost $130,536)	130,536
Total investments, at value (cost $18,345,277)	18,941,274
Cash	2,458
Deposits with broker for securities sold short	3,184,834
Dividends receivable	19,130
Interest receivable	12,957
Deferred offering costs	8,039
Receivable for Fund shares sold	1,023
Receivable for daily variation margin on open futures	4,725
Due from Advisor	72,889
Other assets	19,094
Total assets	22,266,423
Liabilities
Payable for securities sold short, at value (proceeds of $3,020,239)	3,140,188
Notes payable	3,028,000
Interest on notes payable	26,546
Payable for Fund shares redeemed	20,545
Other accrued expenses and payables	44,916
Total liabilities	6,260,195
Net assets, at value	$ 16,006,228
Net Assets Consist of
Undistributed net investment income	80,972
Net unrealized appreciation (depreciation) on: Investments	595,997
Futures	(350)
Securities sold short	(119,949)
Accumulated net realized gain (loss)	183,316
Paid-in capital	15,266,242
Net assets, at value	$ 16,006,228

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($2,953,466 ÷ 279,432 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.57
Maximum offering price per share (100 ÷ 94.25 of $10.57)	$ 11.21

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,717,583 ÷ 258,744 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.50

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,830,728 ÷ 267,375 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.59
Institutional Class Net Asset Value, offering and redemption price(a) per share ($7,504,451 ÷ 708,945 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.59
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended October 31, 2007 (Unaudited)
Investment Income
Income: Dividends	$ 170,182
Interest — Cash Management QP Trust	10,458
Interest*	76,489
Total Income	257,129
Expenses: Management fee	73,668
Administration fee	7,367
Services to shareholders	1,979
Custodian fees	5,496
Distribution and service fees	14,516
Professional fees	37,345
Trustees' fees and expenses	3,776
Interest expense	102,060
Reports to shareholders	30,216
Registration fees	11,368
Offering expense	38,724
Dividend expense on securities sold short	5,210
Other	879
Total expenses before expense reductions	332,604
Expense reductions	(113,835)
Total expenses after expense reductions	218,769
Net investment income (loss)	38,360
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	298,304
Futures	(8,606)
Securities sold short	(290,385)
(687)
Change in net unrealized appreciation (depreciation) on: Investments	27,032
Futures	(9,485)
Securities sold short	13,428
30,975
Net gain (loss)	30,288
Net increase (decrease) in net assets resulting from operations	$ 68,648
* Includes $73,681 of income earned on segregated cash for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended October 31, 2007 (Unaudited)
Cash Flows from Operating Activities:
Investment income received*	$ 247,575
Payment of operating expenses	(102,480)
Payment of interest and short dividend expense	(117,349)
Proceeds from sales and maturities of investments	33,247,747
Purchases of investments	(36,224,938)
Proceeds from securities sold short	10,824,187
Purchases to cover securities sold short	(10,535,605)
Net purchases, sales and maturities of short-term investments	494,023
Net receipt (payment) on futures contracts	(24,176)
Cash provided (used) by operating activities	$ (2,191,016)
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ 618,000
Proceeds from shares sold	2,637,689
Cost of shares repurchased	(153,931)
Cash provided (used) by financing activities	3,101,758
Increase (decrease) in cash	910,742
Cash at beginning of period**	2,276,550
Cash at end of period**	$ 3,187,292
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Increase (decrease) in net assets resulting from operations	$ 68,648
(Increase) decrease in cost of investments	(2,783,956)
(Increase) decrease in unrealized appreciation (depreciation) on investments	(27,032)
(Increase) decrease in unrealized appreciation (depreciation) on securities sold short	(13,428)
(Increase) decrease in interest receivable	(2,334)
(Increase) decrease in dividends receivable	(4,412)
(Increase) decrease in other assets	14,173
Increase (decrease) in proceeds from securities sold short	578,967
Increase (decrease) in interest on notes payable	(9,917)
Increase (decrease) in dividends payable for securities sold short	(162)
Increase (decrease) in daily variation margin on open futures contracts	(6,085)
Increase (decrease) in other accrued expenses and payables	(5,478)
Cash provided (used) by operating activities	$ (2,191,016)
* Non-cash activity from market discount accretion and premium amortization in the net amount of $2,808 has been excluded from the Statement of Cash Flows.
** Includes deposits with broker for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended October 31, 2007 (Unaudited)	Period Ended April 30, 2007*
Operations: Net investment income (loss)	$ 38,360	$ 12,640
Net realized gain (loss)	(687)	183,629
Change in net unrealized appreciation (depreciation)	30,975	444,723
Net increase (decrease) in net assets resulting from operations	68,648	640,992
Distributions to shareholders from: Net investment income: Class A	—	(1,825)
Class S	—	(2,650)
Institutional Class	—	(2,800)
Fund share transactions: Proceeds from shares sold	2,622,212	2,901,656
Reinvestment of distributions	—	7,275
Cost of shares redeemed	(174,527)	(53,607)
Redemption fees	51	803
Net increase (decrease) in net assets from Fund share transactions	2,447,736	2,856,127
Increase (decrease) in net assets	2,516,384	3,489,844
Net assets at beginning of period	13,489,844	10,000,000**
Net assets at end of period (including undistributed net investment income of $80,972 and $42,612, respectively)	$ 16,006,228	$ 13,489,844
* For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
** Initial capital at November 16, 2006.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2007[a]	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.55	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.01
Net realized and unrealized gain (loss)	(.01)[d]	.55
Total from investment operations	.02	.56
Less distributions from: Net investment income	—	(.01)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 10.57	$ 10.55
Total Return (%)[e,f]	.19**	5.58**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.50*	4.61*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.96*	2.94*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.50*	1.52*
Ratio of net investment income (loss) (%)	.53*	.31*
Portfolio turnover rate (%)	261**	227**
[a] For the six months ended October 31, 2007 (Unaudited).
[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amounts shown may not agree with the change in aggregate gains and losses.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C	2007[a]	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.52	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.02)
Net realized and unrealized gain (loss)	(.01)[d]	.54
Total from investment operations	(.02)	.52
Redemption fees	.00***	.00***
Net asset value, end of period	$ 10.50	$ 10.52
Total Return (%)[e,f]	(.19)**	5.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	5.22*	5.36*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.68*	3.69*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.22*	2.27*
Ratio of net investment income (loss) (%)	(.19)*	(.44)*
Portfolio turnover rate (%)	261**	227**
[a] For the six months ended October 31, 2007 (Unaudited).
[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amounts shown may not agree with the change in aggregate gains and losses.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S	2007[a]	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.55	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.02
Net realized and unrealized gain (loss)	.00***	.54
Total from investment operations	.04	.56
Less distributions from: Net investment income	—	(.01)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 10.59	$ 10.55
Total Return (%)[d]	.38**	5.71**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.30*	4.39*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.76*	2.72*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.30*	1.30*
Ratio of net investment income (loss) (%)	.73*	.53*
Portfolio turnover rate (%)	261**	227**
[a] For the six months ended October 31, 2007 (Unaudited).
[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class	2007[a]	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.55	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.02
Net realized and unrealized gain (loss)	.00***	.54
Total from investment operations	.04	.56
Less distributions from: Net investment income	—	(.01)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 10.59	$ 10.55
Total Return (%)[d]	.38**	5.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	5
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.30*	4.45*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short (%)	2.76*	2.72*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.30*	1.30*
Ratio of net investment income (loss) (%)	.73*	.53*
Portfolio turnover rate (%)	261**	227**
[a] For the six months ended October 31, 2007 (Unaudited).
[b] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Disciplined Long/Short Value Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the most relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books of the broker and/or its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, this is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank and deposits with the broker for securities sold short at October 31, 2007. Non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date net of foreign withholding taxes and disclosed as an expense in the Statement of Operations. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended October 31, 2007, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $36,224,938 and $33,247,747, respectively. Purchases to cover securities sold short and securities sold short aggregated $10,535,605 and $10,824,187, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.00%
Next $1 billion of such net assets	0.95%
Next $1 billion of such net assets	0.90%
Over $3 billion of such net assets	0.85%

For the period from May 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, initial and ongoing leverage expenses, organizational and offering expenses (limited to 0.10%), and dividend expense on short sales) to the extent necessary to maintain the Fund's total operating expenses of each class as follows:

Class A	1.50%
Class C	2.25%
Class S	1.25%
Institutional Class	1.20%

Accordingly, for the six months ended October 31, 2007, the fee pursuant to the Investment Management Agreement aggregated $73,668, all of which was waived, resulting in an annualized effective rate of 0.00% of the Fund's average daily net assets.

For the six months ended October 31, 2007, the Advisor reimbursed $31,358 of offering expense.

In addition, for the six months ended October 31, 2007, the Advisor reimbursed $387 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended October 31, 2007, the Advisor received an Administration Fee of $7,367, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended October 31, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2007
Class A	$ 529	$ 196	$ 333
Class C	491	177	314
Class S	143	143	—
Institutional Class	259	259	—
	$ 1,422	$ 775	$ 647

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended October 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2007
Class C	$ 10,188	$ 1,730

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended October 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2007	Annualized Effective Rate
Class A	$ 2,290	$ —	.15%
Class C	2,038	2,038.15%
	$ 4,328	$ 2,038

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the six months ended October 31, 2007.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C, of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the six months ended October 31, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended October 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,272, all of which was paid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At October 31, 2007, the Advisor holds approximately 66% of the outstanding shares of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended October 31, 2007, the Fund's custodian fees were reduced by $89 and $191, respectively, for custody and transfer agent credits earned.

F. Borrowings

The notes payable represents a secured loan of $3,028,000 from JPMorgan Chase Bank, N.A. at October 31, 2007. The note bears interest at LIBOR (London Interbank Offered Rate) plus 0.50%, which is payable at maturity. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a one-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $3,500,000 and is effective until November 8, 2008.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended October 31, 2007 was $2,745,685 with a weighted average interest rate of 5.86%.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended October 31, 2007		Period Ended April 30, 2007*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,596	$ 70,200	28,318	$ 294,390
Class C	3,792	38,218	6,215	64,872
Class S	17,430	187,119	14,354	148,169
Institutional Class	223,811	2,326,675	235,081	2,394,225
		$ 2,622,212		$ 2,901,656
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	179	$ 1,825
Class C	—	—	—	—
Class S	—	—	260	2,650
Institutional Class	—	—	275	2,800
		$ —		$ 7,275
Shares redeemed
Class A	(5,532)	$ (58,746)	(129)	$ (1,320)
Class C	(1,263)	(13,450)	—	—
Class S	(9,596)	(99,994)	(5,073)	(52,287)
Institutional Class	(222)	(2,337)	—	—
		$ (174,527)		$ (53,607)
Redemption fees		$ 51		$ 803
Net increase (decrease)
Class A	1,064	$ 11,454	28,368	$ 294,896
Class C	2,529	24,768	6,215	64,872
Class S	7,834	87,176	9,541	99,334
Institutional Class	223,589	2,324,338	235,356	2,397,025
		$ 2,447,736		$ 2,856,127
Initial Capital
Class A	—	$ —	250,000	$ 2,500,000
Class C	—	—	250,000	2,500,000
Class S	—	—	250,000	2,500,000
Institutional Class	—	—	250,000	2,500,000
		$ —		$ 10,000,000
* For the period from November 16, 2006 (commencement of operations) to April 30, 2007.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided by the Advisor, including portfolio management and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board noted that comparative performance information was not available due to the Fund's limited operating history. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper Inc. ("Lipper")), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor to date have been satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board, which included the effect of an expense cap for each class that expires on November 30, 2007, showed that the Fund's management fee rate was at the 25th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 fees) were at the following percentiles of the peer universe: the 25th percentile for Class A shares, the 25th percentile for Class C shares, the 25th percentile for Institutional Class shares and the 25th percentile for Class S shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds.

To address the potential effect of the expiring expense caps on total expenses for each share class, the Board recommended continuing the existing caps on total expenses through September 30, 2008 as follows: 1.500% for Class A shares, 2.250% for Class C shares, 1.200% for Institutional Class shares and 1.250% for Class S shares. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's commitment to cap expenses as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. The Board noted based on the information provided, that the Advisor operated the Fund at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included three breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	LSVLX	LSVCX	LSVSX	LSVIX
CUSIP Number	233376 854	233376 847	233376 839	233376 821
Fund Number	431	631	2431	731

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Long/Short Value Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Disciplined Long/Short Value Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 28, 2007